UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

December 11, 2014
Date of Report (Date of earliest event reported)

PASSPORT POTASH INC.
(Exact name of registrant as specified in its charter)

British Columbia	000-54751	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

608 - 1199 West Pender Street Vancouver, BC, Canada	V6E 2R1
(Address of principal executive offices)	(Zip Code)

(604) 687-0300
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.07.       Submission of Matters to a Vote of Security Holders

The Company held its AGM on December 11, 2014 to approve the agenda items described below.

A total of 51,476,899 shares (47 % of the 109,490,859 issued and outstanding shares of the Company's common stock entitled to vote as of November 3, 2014, the record date for the AGM) were present in person or by proxy, constituted a quorum for the transaction of business, and were voted at the AGM. The agenda items submitted at the AGM were passed as described below. Percentages indicated below reflect the percentage of the total number of shares voted (or withheld/abstained) at the AGM with respect to each agenda item and do not include broker non-votes.

Agenda Item 1.               To set the number of directors at five (5). The votes cast for or against this agenda item were as follows:

For		Against
26,044,545	56.94%	19,696,265	43.06%

There were no withheld/abstained votes and 5,736,089 broker non-votes with respect to this agenda item. Broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on this agenda item.

Agenda Item 2.               To elect the following five (5) directors. The votes cast for and withheld/abstained with respect to each nominee were as follows:

Nominee	For		Withheld
Joshua Bleak	9,464,052	37.66%	15,665,564	62.34%
Ali Rahimtula	9,540,194	37.96%	15,589,422	62.04%
David J. Salisbury	9,554,878	38.02%	15,574,738	61.98%
John Eckersley	9,515,353	37.87%	15,614,263	62.13%
Frank Högel	9,489,120	37.76%	15,640,496	62.24%

There were 26,347,283 broker non-votes with respect to this agenda item. Votes that were withheld/abstained and broker non-votes were counted for the purposes of determining the presence or absence of a quorum but had no other effect on the election of directors.

Agenda Item 3.               To ratify the appointment of Dale Matheson Carr-Hilton Labonte LLP as the Company's independent registered public accounting firm for the fiscal year ending February 28, 2015. The votes cast for or against this agenda item, and the number of withheld votes/abstentions, were as follows:

For		Against		Withheld
32,491,424	63.12%	Nil	Nil	18,985,475	36.88%

There were no broker non-votes with respect to this agenda item. Withheld votes/abstentions were counted for purposes of determining the presence or absence of a quorum. Withheld votes/abstentions were deemed to be "votes cast", and had the same effect as a vote against this agenda item.

The Company's solicitation of proxies with respect to its AGM involved securities of an issuer located in Canada and was being effected in accordance with the corporate laws of the Province of British Columbia, Canada, the securities laws of the provinces of Canada as well as the United States federal securities laws.

SECTION 8 - OTHER EVENTS

Item 8.01.       Other Events

The Company's Board of Directors convened a meeting immediately following the AGM and reappointed the following executive officers:

Joshua Bleak	-	President and Chief Executive Officer
Bill Allred	-	Chief Financial Officer
John Eckersley	-	Executive Vice President and Corporate Secretary
Michael Schlumpberger	-	Chief Operating Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PASSPORT POTASH INC.
Date: December 15, 2014	/s/ John Eckersley Name: John Eckersley Title: Executive Vice President and a director

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